Exhibit 3.1

ROSS MILLER
Secretary of State                                        Document Number
206 North Carson Street                                   20090737196-64
Carson City, Nevada 89701-4298                            Filing Date and Time
(775) 684-5708                                            10/09/2009 8:13AM
Website: www.nvsos.gov                                    Entity Number
                                                          E0548502009-4

                                                          Filed in the office of
    ARTICLES OF INCORPORATION                             /s/ Ross Miller
      (PURSUANT TO NRS 78)                                Ross Miller
                                                          Secretary of State
                                                          State of Nevada

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of
   Corporation:               VICTORIA INTERNET SERVICES, INC.

2. Registered Agent           [X] Commercial Registered Agent    XL CORPORATE SERVICES, INC.
   for Service of                                                Name
   Process                    [ ] Noncommercial Registered Agent      OR   [ ] Office or Position with Entity
   (check only one box)           (name and address below)                     (name and address below)

                                                                                      Nevada
                                  Address                             City                             Zip Code

                                                                                      Nevada
                                  Mailing Address                     City                             Zip Code
                                  (if different from street address)


3. Shares:
   (number of shares          Number of shares                                           Number of shares
   corporation                with par value: 100,000,000.00      Par value: $000001     without par value:
   authorized
   to issue)


4. Names & Addresses,         1. LEON GOLDEN
   of Board of                   Name
   Directors/Trustees:           2470 EAST 16TH STREET               BROOKLYN       NY          11235
   (attach additional page       Street Address                      City          State       Zip Code
   if there is more than 3
   directors/trustees         2.
                                 Name

                                 Street Address                      City          State       Zip Code

5. Purpose: (optional-        The purpose of this Corporation shall be:
   see instructions)          To engage in any lawful act or activity for which a corporation may be organized under Chapter 78 of NRS.

6. Names, Address             Annie De Las Nueses c/o Blumberg Excelsior             /s/ Annie De Las Nueses
   and Signature of           Name                                                     Signature
   Incorporator.
   (attach additional page    62 White Street                        New York       NY         10013
   if there is more than 1    Address                                City          State      Zip Code
   incorporator).

7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of
   Appointment of             /s/ LMG                                                          10/08/09
   Resident Agent:            Authorized Signature of R. A. or On Behalf of R. A. Company        Date

This form must be accompanied by appropriate fees.